UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2022

SCP & CO HEALTHCARE ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39921	85-4030703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 W Bay to Bay Blvd., Suite 300

Tampa, FL 33629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 318-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	SHACU	The NASDAQ Stock Market LLC

Shares of Class A Common Stock, par value $0.0001 per share, included as part of the units	SHAC	The NASDAQ Stock Market LLC

Redeemable Warrants, included as part of the units	SHACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, upon the stockholders’ approval of the Trust Amendment Proposal (as defined below), SCP & CO Healthcare Acquisition Company (the “Company”) entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated January 21, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to December 9, 2022.

A copy of the Trust Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 8, 2022, upon the stockholders’ approval of the Charter Amendment (as defined below), the Board of Directors (the “Board”) of the Company determined that if the Company has not consummated an initial Business Combination (as defined below), by December 9, 2022 (the “Amended Termination Date”), the Company shall (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days after the Termination Date, redeem (the “Redemption”) 100% of the shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), included as part of the units sold in the IPO, whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”); and (iii) as promptly as reasonably possible following the Redemption, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law.

The Company has (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated Redemption, liquidation and dissolution; and (ii) requested that Nasdaq (A) suspend trading of the Company’s shares of Class A Common Stock, redeemable warrants to purchase shares of Class A Common Stock (the “Redeemable Warrants”) and units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant (the units, together with the Class A Common Stock and the Redeemable Warrants, the “Securities”) effective before the opening of trading on December 12, 2022, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will be suspended from trading on Nasdaq on December 12, 2022.

The Company expects that Nasdaq will file Form 25 with the SEC on or around December 9, 2022. Following that, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Item 3.03 Material Modification to Rights of Security Holders.

On December 8, 2022, stockholders of the Company approved an amendment (the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to, among other things: (a) change the date (the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”), or (ii) if the Company fails to complete such Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all Public Shares.  The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 8, 2022.

The Charter Amendment changes the Original Termination Date from January 26, 2023 to such other date as shall be determined by the Board and publicly announced by the Company, provided that such date shall be no later than December 30, 2022 (such date, the “Amended Termination Date”).

A copy of the Charter Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

In connection with the foregoing matters described in Items 3.01 and 3.03, on December 9, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Company’s special meeting of stockholders held on December 8, 2022 (the “Special Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the Charter Amendment (the “Charter Amendment Proposal”); (b) a proposal to approve the Trust Amendment to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date (the “Trust Amendment Proposal”); and (c) a proposal to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal and/or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Charter Amendment Proposal

Votes For	Votes Against	Abstentions
22,577,514	110	0

Accordingly, the Charter Amendment Proposal was approved.

2.	Trust Amendment Proposal

Votes For	Votes Against	Abstentions
22,577,514	110	0

Accordingly, the Trust Amendment Proposal was approved.

3.	Adjournment Proposal

Votes For	Votes Against	Abstentions
22,568,791	8,833	0

Accordingly, the Adjournment Proposal was approved.

In connection with the approval and implementation of the Charter Amendment, the holders of 22,697,589 Public Shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.11 per share, for an aggregate redemption amount of approximately $229,480,867. Following such redemptions, 302,411 Public Shares remain outstanding.

Item 8.01 Other Events.

The information set forth in Item 3.01 above of this Current Report on Form 8-K is incorporated by reference herein.

In the Redemption, the Public Shares will be redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses) (the “Redemption Amount”), by (B) the total number of then outstanding Public Shares. The redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any). There will be no redemption rights or liquidating distributions with respect to the Redeemable Warrants, which will expire worthless upon the liquidation of the Company.

Following the redemptions in connection with the approval and implementation of the Charter Amendment, the total amount held in the Trust Account was approximately $3,057,485, and a total of 302,411 Public Shares were outstanding. The Company estimates that the total Redemption Amount will be approximately $3,057,485, and the per-share Redemption Amount will be approximately $10.11.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
10.1	Amendment to the Investment Management Trust Agreement, dated as of December 9, 2022
99.1	Press Release dated December 9, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCP & CO HEALTHCARE ACQUISITION COMPANY

	By:	/s/ Scott Feuer
		Name:	Scott Feuer
		Title:	Chief Executive Officer

Dated: December 9, 2022

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